EXHIBIT 10.1
------------




                   SETTLEMENT AGREEMENT AND RELEASE


                          SECTION I:  PARTIES

     1.1 THIS SETTLEMENT AGREEMENT AND RELEASE (hereinafter "Agreement") is entered into by and between NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP ("NOP") and each of the following parties:

           SEAFO, INC.; JMB PROPERTIES COMPANY; 1001 FOURTH AVENUE ASSOCIATES; BANK OF AMERICA, N.A (AS SUCCESSOR TO SEATTLE-FIRST NATIONAL
BANK); AMPCO AUTO PARKS, INC. AND AMPCO SYSTEM PARKING; CENTRAL PARKING SYSTEM OF WASHINGTON, INC.; APCOA/STANDARD PARKING INC. (AS SUCCESSOR TO STANDARD PARKING CORPORATION OF CALIFORNIA); and CHEVRON U.S.A. INC. (each of whom is considered by NOP to be a Potentially Liable Person ("PLP"), and who shall therefore be referred to herein as "PLPs"). NOP and the PLPs shall be referred to collectively as "Parties."

     1.2 For the mutual promises and covenants herein, the sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:


                     SECTION II:  REPRESENTATIONS

     2.1 NOP alleged that the PLPs are responsible for purported contamination at the real property described in Attachment A ("NOP Site"). The PLPs do not admit liability to NOP or to any other person or entity for any alleged injuries, damages, or claims, as defined in paragraph 3.1, of any sort or character relating to the NOP Site, nor do they admit that they are PLPs.


                       SECTION III:  DEFINITIONS

     Undefined terms of this Agreement shall have their ordinary and plain meaning. The terms set forth below shall have the following meanings:

     3.1 "Claim" means any and all Costs and all civil liability or responsibility for injunctive relief, declaratory relief, damages, and any other civil remedies of any kind or nature whatsoever relating to Hazardous Substances contamination of the NOP Site, including, without limitation, all claims for common law negligence, trespass, and nuisance, all claims relating to alleged "stigma" damages, diminution of property value or property loss, compensatory, consequential, or punitive damages, claims or cross-claims for contribution, and any and all actual or alleged violations of federal, state, or local law, statute, regulation, ordinance, or standard relating to contamination of the NOP Site, whether known or unknown, past, present, and future.

     3.2 "Costs" means all expenses related to or incurred in response to any alleged discharge, threatened release, or release at, on, or under the NOP Site of "hazardous substances" as defined in the Model Toxics Control Act ("MTCA"), RCW 70.105D et seq. (including RCW 70.105D.020(21)), or the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., and the regulations promulgated thereunder (collectively herein "Hazardous Substances"). Without limitation, the term "Costs" also includes any cost of preparing and implementing site assessments, remediation costs, excavation costs, environmental consultant fees and costs, internal and federal or state agency oversight costs, engineering fees and costs, attorneys' fees and costs, interest, rental expense, change order expenses, contractor and subcontractor costs, construction delay damages, hauling and disposal costs, past and future environmental monitoring or testing, and the cost of preparing any reports regarding any investigation or remedial action at the NOP Site. The term "Costs" also includes all claims or cross-claims for reimbursement or contribution related to the NOP Site including attorneys' fees and costs associated with the settlement payments to NOP required under paragraph 4.1 below.

     3.3 "Effective Date" means the date of Execution. If the Parties do not execute this Agreement on the same date, the Effective Date is the date of delivery of the last (i.e., latest executed) signature on the Agreement.

     3.4 "Execution" means the signing and delivering by the Parties of original counterparts of this Agreement.

     3.5 "NOP Site" means all real property located at 919 Fourth Avenue in Seattle, Washington and as further described in Attachment A, and the soils, sediments, air, surface water, and groundwater located upon or beneath such real property.

     3.6 "1001 Fourth Avenue Plaza" means all real or personal property (including any improvements thereto and the UST System as defined below) located at any time at 1001 Fourth Avenue in Seattle, Washington.

     3.7 "UST System" means any underground storage tank system, including any components of such system and any related fuel delivery system, located now or at any time in the past at 1001 Fourth Avenue Plaza.


           SECTION IV:  PAYMENT AND REMEDIATION OBLIGATIONS

     4.1 In consideration of the agreements herein set forth, the PLPs shall pay to NOP the aggregate amount of One Million Four Hundred Sixty Thousand Dollars ($1,460,000.00) with each party paying the amount listed below:

           Seafo, Inc.                  $475,000.00
           Chevron U.S.A. Inc.          $375,000.00
           JMB Properties/1001 Fourth
             Avenue Associates          $350,000.00
           APCOA/Standard Parking       $140,000.00
           Ampco Parking                 $55,000.00
           Bank of America               $55,000.00
           Central Parking System        $10,000.00
                                      -------------
                Total                 $1,460,000.00
                                      =============

Such payment shall be in the form of checks made payable to: "National Office Partners Limited Partnership" within thirty (30) days of the Effective Date. Payment by checks shall be sent to: Attn: William F. Joyce, Ogden Murphy Wallace, P.L.L.C., 1601 Fifth Avenue, Suite 2100, Seattle, Washington 98101. NOP's Taxpayer Identification Number is 76-0576739. In making this payment, the PLPs do not intend to nor are they to be deemed by any Party to be acting as volunteers.

     4.2 With respect to all threatened or actual releases of Hazardous Substances associated with the UST System, Seafo, Inc., agrees to use its best efforts at its sole expense to expeditiously complete all necessary investigation, remedial action, and closure reporting to obtain a "no further action" ("NFA") letter from the Washington State Department of Ecology ("Ecology") concerning such releases of Hazardous Substances associated with the UST System, including actions necessary to maintain NFA status under Ecology's Voluntary Cleanup Program.

                         SECTION V:  RELEASES

     5.1   Except as expressly set forth in paragraph 4.2, 5.2, 5.3, or
6.1 herein, the Parties hereby fully release, acquit, and forever discharge each other and all of their partners, successors, parents, subsidiaries, divisions, affiliates of every kind or nature, agents, attorneys, representatives, insurers, re-insurers, lenders, and assigns, from any and all Claims and Costs, whether liquidated or unliquidated, contingent or non-contingent, known or unknown, asserted or not asserted, foreseen or unforeseen, past, present or future, relating in any way to Hazardous Substances on the NOP Site. The release set forth in this paragraph 5.1 is expressly limited to Hazardous Substances on the NOP Site originating at any time from the UST System.

     5.2 Notwithstanding paragraph 5.1 above, NOP expressly reserves all rights to bring claims of any type that may arise in the future against Seafo, Inc., and all of its partners, successors, parents, subsidiaries, divisions, affiliates of every kind or nature, agents (excluding any agent who is a Party to this Agreement), representatives, insurers, reinsurers and assigns that are based upon Hazardous Substance recontamination of the NOP Site occurring after the Effective Date; provided, however, that any future claim shall exclude any and all costs incurred by NOP or any purchaser of the NOP Site from NOP in relation to capital expenditure or long-term operation and maintenance of a groundwater treatment system that may be installed in the lowest garage level of the NOP Site. Seafo, Inc., expressly reserves all of its legal, equitable, and common law defenses to any such claims.

     5.3 Seafo, Inc., expressly releases and forever discharges all of the other Parties to this Agreement and their respective partners, successors, parents, subsidiaries, divisions, affiliates of every kind or nature, agents, attorneys, representatives, insurers, re-insurers, lenders, and assigns from any and all liability or responsibility of any kind relating to Hazardous Substances originating at any time from the UST System, and Seafo, Inc., covenants that it shall not allege that any of the other Parties has any obligation or duty under common law or any statute or contract, including under MTCA, CERCLA, and/or this Agreement, to take any action or pay any sum of money relating to Hazardous Substances originating from such UST System.


                     SECTION VI:  INDEMNIFICATION

     6.1 NOP agrees to defend and indemnify each of the PLPs and each and all of their partners, successors, parents, subsidiaries, divisions, affiliates of every kind or nature, agents, attorneys, representatives, insurers, re-insurers, lenders, and assigns (individually, an "Indemnitee" and collectively, the "Indemnitees") against any and all Claims by any person incurred in connection with Hazardous Substances on the NOP Site or that may migrate to the NOP Site after the Effective Date. The indemnification set forth in this paragraph 6.1 is expressly limited to Hazardous Substances originating at any time from the UST System. Notwithstanding the preceding, such indemnification specifically does not include indemnification of Seafo, Inc., or any of its partners, successors, parents, subsidiaries, divisions, affiliates of every kind or nature, agents (excluding any agent who is a Party to this Agreement), representatives, insurers, lenders, and assigns for claims associated with recontamination of the NOP Site as set forth in paragraph 5.2.

     6.2 INDEMNIFICATION PROCEDURE. An Indemnitee shall give NOP written notice, within thirty (30) days of the Indemnitee's first actual knowledge, of a claim that the Indemnitee contends is covered by the indemnity provisions in paragraph 6.1 and shall deliver it to NOP with copies of all written information received by the Indemnitee in connection with such claim. The failure of an Indemnitee to comply with the time provision in this paragraph 6.2 shall not bar the provision of indemnity to the Indemnitee; provided, however, that the indemnification obligation of NOP under paragraph 6.1 to such Indemnitee shall be reduced to the extent the failure of such Indemnitee to comply with said time provision is determined by the court or other finder of fact to have caused actual prejudice or damage to NOP. The failure of one Indemnitee to provide the notice required in this paragraph 6.2 shall not affect NOP's obligations under this Agreement with respect to other Indemnitees. NOP shall have the obligation either to settle the claim (at its expense and without admitting that Indemnitees had any liability with respect thereto) or to employ legal counsel reasonably acceptable to the Indemnitees at NOP's expense and other necessary professionals to defend and contest the claim. An Indemnitee, at its sole cost and expense, shall have the right, but not the obligation to hire its own counsel to participate in the defense of any such claims. If NOP has undertaken defense of the claim without reservation, NOP shall have the sole right to control the defense of such claim, including, without limitation, the settlement and payment of such claim. So long as NOP is diligently defending the claim, the Indemnitee shall not settle or pay such claim. The indemnity obligation of NOP shall extend to any final judgment or order entered in a claim contested by NOP under the terms of this paragraph.


                   SECTION VII:  GENERAL PROVISIONS

     7.1   AGREEMENT NOT ENFORCEABLE BY THIRD PARTIES.  Subject to
section 7.12 below, this Agreement is neither expressly nor impliedly intended for the benefit of any third party who is not an Indemnitee and is neither expressly nor impliedly enforceable by any third party who is not an Indemnitee, including, but not limited to, local, state, and federal environmental agencies.

     7.2 SUBROGATION WAIVER. The Parties represent and warrant that they have obtained or will obtain a subrogation waiver from any relevant insurer to the extent that any portion of the payments required by paragraph 4.1 are made by an insurer.

     7.3 ASSIGNMENTS. The Parties represent and warrant to each other that they have not assigned or otherwise transferred any interest in any claims that are subject to the release provisions of this Agreement.

     7.4 REPRESENTATIONS. The Parties acknowledge that they have not executed this Agreement in reliance on any promise, representation, or warranty not contained herein.

     7.5 NO ADMISSION OF LIABILITY. This Agreement is a compromise of a disputed matter and shall not be construed as an admission of (i) liability or responsibility to any person or entity, (ii) breach of any agreement, or
(iii) violation of any law, rule, standard, or regulation.

     7.6 Consultation with Counsel. In executing this Agreement, the Parties acknowledge that they have consulted with attorneys of their choice and that they have executed this Agreement after independent investigation.

     7.7 AUTHORITY TO EXECUTE. Each person executing this Agreement on behalf of another person, corporation, partnership, company, or other organization or entity represents and warrants that he or she is fully authorized to execute and deliver this Agreement on its, their, his, or her behalf.

     7.8 NOTICE PERIOD. Any demand, request, or notice which any Party to this Agreement desires or may be required to make or deliver to the other shall be in writing and shall be deemed delivered when personally delivered, or when delivered by private courier service (such as Federal Express or ABC Messenger Service), or three (3) days after being deposited in the United States Mail, in registered or certified form, postage prepaid, return receipt requested, and addressed as follows:

     FOR NATIONAL OFFICE PARTNERS, LIMITED PARTNERSHIP
     -------------------------------------------------

     Ogden Murphy Wallace, P.L.L.C.
     Westlake Center Tower
     1601 Fifth Avenue, Suite 2100
     Seattle, WA 98101-1686
     Attention:  William F. Joyce

     FOR SEAFO, INC.
     ---------------

     Clarion Partners
     335 Madison Avenue
     New York, NY 10017
     Attention:  Frank C. Sullivan, Jr.

     with a copy to:

     Carney Badley Spellman
     700 Fifth Avenue, Suite 5800
     Seattle, WA 98104-5017
     Attention:  Donald J. Verfurth

     FOR CHEVRON U.S.A. INC.
     -----------------------

     Chevron Products Company
     P.O. Box 6044
     San Ramon, CA 94583-0944
     Attention:  Jon N. Robbins

     FOR JMB PROPERTIES COMPANY/1001 FOURTH AVENUE ASSOCIATES
     --------------------------------------------------------

     Mayer, Brown, Rowe & Maw
     1909 K Street Northwest
     Washington, DC 20006-1101
     Attention:  John S. Hahn

     with a copy to:

     JMB Realty Corporation
     900 N. Michigan Avenue
     Chicago, IL 60611
     Attention:  Lorenzo E. Bracy

     FOR APCOA/STANDARD PARKING INC.
     -------------------------------

     Steefel Levitt & Weiss
     One Embarcadero Center, 30th Floor
     San Francisco, CA 94111-3719
     Attention:  Stephen S. Mayne

     with a copy to:

     Robert Sacks
     APCOA/Standard Parking Inc.
     900 North Michigan, Suite 1600
     Chicago, IL 60611

     FOR AMPCO AUTO PARKS, INC. AND AMPCO SYSTEM PARKING
     ---------------------------------------------------

     Williams Kastner & Gibbs
     601 Union Street, Suite 4100
     P.O. Box 21926
     Seattle, WA 98111-3926
     Attention:  Mark Myers

     FOR CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
     ----------------------------------------------

     Riddell Williams
     1001 Fourth Avenue, Suite 4500
     Seattle, WA 98154-1065
     Attention:  Loren R. Dunn

     FOR BANK OF AMERICA, N.A.
     -------------------------

     Ater Wynne LLP
     601 Union Street, Suite 5450
     Seattle, WA 98101-2327
     Attention:  Peter H. Haller

Each Party may unilaterally change the address and/or person serving as its registered agent upon written notice to the other Parties.

     7.9 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the Parties with respect to the resolution of the claims addressed herein. No amendment of or supplement to this Agreement shall be valid or effective unless made in writing and executed by the Parties. This Agreement is neither intended to affect, nor shall be construed as affecting, any preexisting contract rights of the Parties with respect to any past, present, or future claims that are not resolved by this Agreement.

     7.10 INTERPRETATION. This Agreement was drafted by counsel for the Parties, and there shall not be a presumption or construction against any of the Parties. Any titles or captions of paragraphs contained in this Agreement are for convenience and reference only.

     7.11 ATTORNEYS' FEES. In any action between the Parties to this Agreement to interpret or enforce any of its terms, the prevailing Party shall be entitled to recover expenses, including reasonable attorneys' fees and costs (including in-house counsel fees and costs).

     7.12 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon, and/or inure to the benefit of, the Parties, their heirs, executors, administrators, partners, successors, lenders, parents, subsidiaries, divisions, affiliates of every kind or nature, agents, representatives, permitted assigns, insurers, all persons now or hereafter holding or having all or any part of the interest of a Party to this Agreement, and each Indemnitee.

     7.13 APPLICABLE LAW/VENUE. This Agreement shall be construed and interpreted under the laws of the state of Washington. Venue for all disputes shall be King County, Washington.

     7.14 COUNTERPART ORIGINALS. This Agreement may be executed in any number of counterpart originals, each of which shall be deemed to constitute an original agreement, and all of which shall constitute one agreement. The execution of one counterpart by a Party shall have the same force and effect as if that Party had signed all other counterparts.

     7.15 CONFIDENTIALITY. This Agreement shall be kept confidential and shall not be disclosed to any person, corporation, or other entity not a Party to this Agreement except: (i) when disclosure is necessary or reasonably appropriate pursuant to applicable laws, including the securities laws, accounting requirements, banking or insurance regulations, or the like; (ii) to assert or defend claims by any Party hereto in a judicial or administrative proceeding (including an action to enforce the terms of this Agreement); (iii) to any subsidiary, affiliate, associate, investor, or parent company of the Parties and their counsel; (iv) to any company engaged to make payment to NOP on behalf of any PLP; (v) to auditors of or counsel to the Parties upon their request; (vi) to any purchaser, potential purchaser, or any entity involved in financing or refinancing of any indebtedness related to the NOP Site or 1001 Fourth Avenue Plaza; provided, however, that disclosure pursuant to subparts (ii) through (vi) above shall only be made under appropriate assurances or circumstances of confidentiality.

     7.16 ADDITIONAL PROTECTIONS. In addition to the confidentiality provisions contained herein and not by way of limitation, this Agreement shall be deemed to fall within the protections afforded compromises and offers to compromise under Rule 408 of the Federal Rules of Evidence and any similar state law provisions.

     7.17 SEAFO TRANSFEREES. Seafo, Inc., agrees that at the time of any transfer of its interest in 1001 Fourth Avenue Plaza, Seafo, Inc., shall require the transferee to assume the obligations of Seafo, Inc., and be bound by the terms of this Agreement, and shall require such transferee(s) to do the same in any further transfers.


                               / / / / /

                 NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP a Delaware Limited Partnership

                 By: Hines National Office Partners Limited Partnership, a Texas Limited Partnership
                      General Partner

                      By:   Hines Fund Management, L.L.C.,
                            a Delaware Limited Partnership,
                            Sole Member

                            By:   Hines Holdings, Inc.,
                                  a Texas Corporation,
                                  its General Partner

                                       /s/ Daniel MacEachron
                                       ----------------------
                                  By:  Daniel MacEachron
                                       Senior Vice President

                                  Date: February 10, 2003
                                       ----------------------



STATE OF CALIFORNIA               )
                                  ) ss.
COUNTY OF SAN FRANCISCO           )


     On this day personally appeared before me Maryann H. Livermore to me known to be the tenth of February 2003, and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 10th day of February, 2003.



                      /s/ Maryann H. Livermore
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      Maryann H. Livermore
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  3/12/04

                 SEAFO, INC.


                      /s/ Steven D. Van Til
                      ---------------------------------
                 By:  Steven D. Van Til, Vice President


                 Date: February 6, 2003
                      ----------------------------------------



STATE OF WASHINGTON               )
                                  ) ss.
COUNTY OF KING                    )


     On this day personally appeared before me Steven D. Van Til, to me known to be the Vice President of Seafo, Inc., and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 6th day of February, 2003.


                      /s/ Cyndi J. Shackleton
NOTARY                ----------------------------------------
SEAL                  NOTARY



                      Cyndi J. Shackleton
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  8/19/06

                 CHEVRON U.S.A. INC.


                      /s/ Walker C. Taylor
                      ------------------------------
                 By:  Walker C. Taylor

                 Date: February 13, 2003
                      ------------------------------



STATE OF CALIFORNIA               )
                                  ) ss.
COUNTY OF SAN FRANCISCO           )



     On this day personally appeared before me Walker C. Taylor, to me known to be the Assistant Secretary of Chevron U.S.A., Inc., of and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 13th day of February, 2003.



                      /s/ Simon Lee
NOTARY                ----------------------------------------
SEAL                  NOTARY



                      Simon Lee
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  4/22/06

                 JMB PROPERTIES COMPANY

                 By:  JMB RES Managers, Inc.,
                      its Managing Partner


                            /s/ Patrick Meara
                            ------------------------------
                      By:   Patrick Meara

                      Date: February 11, 2003
                            ------------------------------



STATE OF ILLINOIS                 )
                                  ) ss.
COUNTY OF COOK                    )


     On this day personally appeared before me Patrick Meara, to me known to be the Vice President of JMB RES Managers, Inc., and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 11th day of February, 2003.



                      /s/ Marilyn A. Corbett
NOTARY                ----------------------------------------
SEAL                  NOTARY



                      Marilyn A. Corbett
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  2/28/05

1001 FOURTH AVENUE ASSOCIATES

By:  Carlyle Real Estate Limited       By:   JMB Realty Corporation,
     Partnership - XIII,                     its General Partner
     its General Partner

     By:   JMB Realty Corporation,           By:   /s/ Patrick Meara
           its Corporate General                   --------------------
           Partner
                                             Date: SVP
     By:   /s/ Patrick Meara                       --------------------
           -------------------

     Date: SVP
           -------------------



STATE OF ILLINOIS                 )
                                  ) ss.
COUNTY OF COOK                    )


     On this day personally appeared before me Patrick Meara, to me known to be the Sr. Vice President of JMB Realty Corporation, and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 11th day of February, 2003.



                      /s/ Marilyn A. Corbett
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      Marilyn A. Corbett
                      ----------------------------------------
                      Printed Name


                      My appointment expires:  2/28/05

                 APCOA/STANDARD PARKING INC.


                      /s/ James A. Wilhelm
                      ------------------------------------------------
                 By:  James A. Wilheim, Chief Executive Officer,
                      President

                 Date: February 7, 2003
                      ------------------------------



STATE OF ILLINOIS                 )
                                  ) ss.
COUNTY OF COOK                    )


     On this day personally appeared before me James A. Wilhelm, to me known to be the Chief Executive Officer, President of APCOA/Standard Parking, Inc., and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 7th day of February, 2003.



                      /s/ Carolyn R. Bodden
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      Carolyn R. Bodden
                      ----------------------------------------
                      Printed Name



                      My appointment expires: 5/14/03

                 AMPCO AUTO PARKS, INC. AND AMPCO SYSTEM PARKING


                      /s/ Thomas D. Barnett
                      ------------------------------
                 By:  Thomas D. Barnett

                 Date: February 17, 2003
                      ------------------------------



STATE OF CALIFORNIA               )
                                  ) ss.
COUNTY OF LOS ANGELES             )


     On this day personally appeared before me Thomas D. Barnett, to me known to be the President of Ampco System Parking, and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 17th day of February, 2003.



                      /s/ Maureen Leahy
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      Maureen Leahy
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  7/28/05

                 BANK OF AMERICA, N.A.


                      /s/ Laurie M. McLaughlin
                      ------------------------------
                 By:  Laurie M. McLaughlin

                 Date: February 20, 2003
                      ------------------------------



STATE OF WASHINGTON               )
                                  ) ss.
COUNTY OF KING                    )


     On this day personally appeared before me Laurie M. McLaughlin, to me known to be the Vice President of Bank of America, N.A., and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 20th day of February, 2003.



                      /s/ Monica Diane Adkins
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      Monica Diane Adkins
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  11/15/04

                 CENTRAL PARKING SYSTEM OF WASHINGTON, INC.


                      /s/ Henry J. Abbott
                      ------------------------------
                 By:  Henry J. Abbott, Secretary

                 Date: February 10, 2003
                      ------------------------------



STATE OF TENNESSEE                )
                                  ) ss.
COUNTY OF DAVIDSON                )


     On this day personally appeared before me A.W. Morrison, to me known to be the Secretary of Central Parking System of Washington, DC, and acknowledged that he/she was authorized to execute this instrument as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

     SUBSCRIBED AND SWORN TO before me this 10th day of February, 2003.


                      /s/ A.W. Morrison
NOTARY                ----------------------------------------
SEAL                  NOTARY


                      A.W. Morrison
                      ----------------------------------------
                      Printed Name



                      My appointment expires:  1/29/05

                             ATTACHMENT A
                             ------------

                      LEGAL DESCRIPTION NOP SITE


PARCEL A
LOTS 1, 4, 5 AND 8 IN BLOCK 21 OF ADDITION TO THE TOWN OF SEATTLE, AS LAID OUT ON THE CLAIMS OF C.D BOREN AND A A DENNY AND H L YESLER (COMMONLY KNOWN AS C D BOREN'S ADDITION TO THE CITY OF SEATTLE), AS PER PLAT RECORDED IN VOLUME 1 OF PLATS, PAGE 25, RECORDS OF KING COUNTY;

EXCEPT THE WESTERLY 9 FEET THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 54135 FOR THE WIDENING OF THIRD AVENUE, AS PROVIDED BY ORDINANCE NO 14345 OF THE CITY OF SEATTLE,

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON


PARCEL B
LOTS 2 AND 3 IN BLOCK 21 OF ADDITION TO THE TOWN OF SEATTLE, AS LAID OUT ON THE CLAIMS OF C D BOREN AND A A. DENNY AND H L YESLER (COMMONLY KNOWN AS C.D. BOREN'S ADDITION TO THE CITY OF SEATTLE), AS PER PLAT RECORDED IN VOLUME 1 OF PLATS, PAGE 25, RECORDS OF KING COUNTY;

EXCEPT THE EASTERLY 9 FEET THEREOF CONDEMNED IN KING COUNTY SUPERIOR COURT CAUSE NO. 50320 FOR THE WIDENING OF FOURTH AVENUE, AS PROVIDED BY ORDINANCE NO 13074 OF THE CITY OF SEATTLE,

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON


PARCEL C
TOGETHER WITH ALL AFTER-ACQUIRED RIGHTS AND TITLE IN AND TO ANY PORTION OF THE FOLLOWING-DESCRIBED PROPERTY.

ALLEY IN BLOCK 21 OF ADDITION TO THE TOWN OF SEATTLE, AS LAID OUT ON THE CLAIMS OF C D BOREN AND A.A DENNY AND H L YESLER (COMMONLY KNOWN AS C.D BOREN'S ADDITION TO THE CITY OF SEATTLE), AS PER PLAT RECORDED IN VOLUME 1 OF PLATS, PAGE 25;

SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON